Exhibit 99.3

LETTER OF ELECTION AND TRANSMITTAL

Merger of Vitru Limited with and into
Vitru Brasil Empreendimentos, Participações e Comércio S.A.

Please read and follow the accompanying instructions carefully and deliver to:

If delivering by hand, express mail, courier, or other expedited service: Equiniti Trust Company, LLC 55 Challenger Road Suite # 200 Ridgefield Park, New Jersey 07660 Attn: Reorganization Department	By mail: Equiniti Trust Company, LLC 55 Challenger Road Suite # 200 Ridgefield Park, New Jersey 07660 Attn: Reorganization Department

Pursuant to the Prospectus dated [·], 2024
One Common Share of Vitru Limited
for
Four Common Shares of Vitru Brasil Empreendimentos, Participações e Comércio S.A.
or
Four American Depositary Shares, Each Representing One Common Share of Vitru Brasil Empreendimentos,
Participações e Comércio S.A.
subject in each case, to the procedures described in the
Prospectus and this Letter of Election and Transmittal

YOUR DEADLINE TO MAKE AN ELECTION IS [·] [A/P].M., [·] TIME, ON [·], 2024 (THE “ELECTION DEADLINE”). YOU MAY CHANGE OR REVOKE YOUR ELECTION AT ANY TIME PRIOR TO THE ELECTION DEADLINE, BY WRITTEN NOTICE TO THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE.

AGENT PRIOR TO THE ELECTION DEADLINE.

DESCRIPTION OF VITRU CAYMAN SHARE(S) SURRENDERED
Name(s) and Address(es) of Book-Entry Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on the books of Vitru Cayman)	Vitru Cayman Shares Surrendered (Attach additional list if necessary)
	Book-Entry Registration Number	Total Number of Vitru Cayman Shares Held

Total Shares:

Delivery of this Letter of Election and Transmittal to an address other than as set forth above will not constitute a valid delivery.

The instructions accompanying this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus dated [·], 2024 (as may be amended, the “Prospectus”) included in the registration statement on Form F-4 filed by Vitru Brasil Empreendimentos, Participações e Comércio S.A. with the U.S. Securities and Exchange Commission (File No. 333-274353). Shareholders of Vitru Limited (“Vitru Cayman”) must sign this Letter of Election and Transmittal in the appropriate space provided therefor and complete the Form W-9 set forth herein or the appropriate Form W-8, as applicable.

This Letter of Election and Transmittal is to be used to make an election (an “Election”) with respect to Vitru Cayman common shares, par value US$0.00005 per share (the “Vitru Cayman Shares”), in connection with the merger of Vitru Cayman with and into Vitru Brazil (the “Merger”). Pursuant to the terms and subject to the conditions set forth in the Merger Documents, upon the completion of the Merger, each Vitru Cayman Share issued and outstanding immediately prior to the consummation of the Merger (other than as provided in the Merger Documents) will be converted into the right to receive four common shares of Vitru Brazil (“Vitru Brazil Shares”), provided however, that each holder of Vitru Cayman Shares will receive, in lieu of Vitru Brazil Shares, four Vitru Brazil American depositary shares (each representing one Vitru Brazil Share) (the “Vitru Brazil ADS”) for each Vitru Cayman Share that they hold to the extent that they do not make a valid Election and take such other necessary steps to receive Vitru Brazil Shares. Even if you do make a valid Election to receive Vitru Brazil Shares, in order to receive Vitru Brazil Shares, you must create an account with Vitru Brazil’s transfer agent, BTG Pactual Serviços Financeiros S.A. DTVM (the “Vitru Brazil Transfer Agent”), by no later than [·], 2024 (unless you (i) are a non-resident in Brazil investing under the Portfolio Investment Regime detailed under “Description of Vitru Brazil Shares and Vitru Brazil By-Laws—Investment in Our Common Shares by Non-Residents of Brazil” in the Prospectus (“Portfolio Investor”), or (ii) are a Brazilian resident, or a non-resident in Brazil investing under the Foreign Direct Investment Regime, in each case having a custodian in Brazil, and you choose to receive Vitru Brazil Shares in your custody account at the B3 S.A. – Brasil, Bolsa, Balcão (“B3”), in which case you must contact your custodian to arrange for delivery of the Vitru Brazil Shares). If you fail to do so, your Vitru Cayman Shares will instead be converted into the right to receive Vitru Brazil ADSs.

A Letter of Election and Transmittal with respect to Vitru Cayman Shares shall be deemed properly completed only upon the receipt by Equiniti Trust Company, LLC (in its capacity as the exchange agent for the Merger, the “Exchange Agent”) of an “agent’s message” or such other evidence of transfer of Vitru Cayman Shares recorded in book entry to the account of the Exchange Agent at the Depository Trust Company (“DTC”) as the Exchange Agent may reasonably request, collectively representing all Vitru Cayman Shares covered by this Letter of Election and Transmittal (see Instruction 1 below), in each case together with duly executed transmittal materials included with this Letter of Election and Transmittal. See “The Merger—Elections as to Form of Consideration” in the Prospectus.

Holders must deliver this Letter of Election and Transmittal and all other required documents to the Exchange Agent on or prior to the election deadline, which is [·] [a/p].m. ([·] time), on [·], 2024 (the

“Election Deadline”). See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. No guaranteed delivery procedures are being provided in connection with the Merger.

Investors who are non-residents in Brazil and make a valid Election to receive Vitru Brazil Shares in the Merger must obtain an investment registration in Brazil (if they do not already have one), as described in “The Merger—Obtaining an Investment Registration in Brazil and Opening Custody and Securities Trading Accounts in Brazil” in the Prospectus. Holders who wish to trade their Vitru Brazil Shares on the B3 will also need to open a securities trading account in Brazil, as described in “The Merger—Obtaining an Investment Registration in Brazil and Opening Custody and Securities Trading Accounts in Brazil” in the Prospectus. In addition, in order to receive Vitru Brazil Shares, you must create an account with the Vitru Brazil Transfer Agent by no later than [●], 2024 (unless you (i) are a Portfolio Investor, or (ii) are a Brazilian resident, or a non-resident in Brazil investing under the Foreign Direct Investment Regime, in each case having a custodian in Brazil, and you choose to receive Vitru Brazil Shares in your custody account at the B3, in which case you must contact your custodian to arrange for delivery of the Vitru Brazil Shares). For more information, see “The Merger—Opening an Account with the Vitru Brazil Transfer Agent” in the Prospectus.

IF YOU HOLD YOUR VITRU CAYMAN SHARES THROUGH A BANK, BROKER OR OTHER NOMINEE, THEY MUST MAKE AN ELECTION FOR YOUR VITRU CAYMAN SHARES ON YOUR BEHALF IN ACCORDANCE WITH YOUR INSTRUCTIONS. PLEASE INSTRUCT THEM HOW TO SURRENDER YOUR VITRU CAYMAN COMMON SHARES AND MAKE AN APPROPRIATE ELECTION BY COMPLETING THE ELECTION INSTRUCTIONS YOU RECEIVE FROM THEM. PLEASE CONTACT YOUR BANK, BROKER OR OTHER NOMINEE WITH ANY QUESTIONS.

If you own more than one Vitru Cayman Share, you can only make an Election with respect to your full shareholding. By submitting an Election with respect to any Vitru Cayman Shares, you represent that you hold no other Vitru Cayman Shares.

The undersigned acknowledges receipt of the Prospectus and represents and warrants that the registered holder(s) listed below has good and sufficient authority to surrender, deposit, sell, assign and transfer any Vitru Cayman Shares recorded in book entry, as indicated in this Letter of Election and Transmittal.

If you do not elect to receive Vitru Brazil Shares, you will receive Vitru Brazil ADSs for all your Vitru Cayman Shares and you are not required to deliver this Letter of Election and Transmittal to the Exchange Agent or take any other action.

MERGER ELECTION
(See Instruction 9)

	CHECK HERE TO ELECT TO RECEIVE VITRU BRAZIL SHARES FOR ALL VITRU CAYMAN SHARES SURRENDERED.

If the above box is checked, you must (1) create an account with the Vitru Brazil Transfer Agent at the contact e-mail address below (unless you (i) are a Portfolio Investor, in which case your Vitru Brazil Shares will be delivered automatically to your custody account at B3 associated with the Código RDE-Portfólio provided below, or (ii) are a Brazilian resident, or a non-resident in Brazil investing under the Foreign Direct Investment Regime, in each case having a custodian in Brazil, and you choose to receive Vitru Brazil Shares in your custody account at the B3, in which case you must contact your custodian to arrange for delivery of the Vitru Brazil Shares), and (2) provide below both (to the extent applicable) your:

For holders who are non-residents in Brazil only: Investment Registration Code from the Central Bank of Brazil (Código SCE-IED or Código RDE-Portfólio, as applicable):

Código SCE-IED[1]	Código RDE-Portfólio

For all holders: Brazilian Taxpayer Identification Number (Cadastro Nacional da Pessoa Jurídica (CNPJ) for legal entities or Cadastro de Pessoas Físicas (CPF) for individuals):

CNPJ	CPF

Optional[2]: Name of custodian in Brazil:

Custodian

1 If you wish to invest under the Foreign Direct Investment Regime, please contact Vitru Brazil’s Investors Relations team at directinvestment@vitru.com.br to request your Investment Registration Code (Código SCE-IED). You will need to provide Vitru Brazil with your Brazilian Taxpayer Identification Number (CNPJ or CPF, as applicable).

2 This field is optional and is intended to assist the B3, Vitru Brazil and the Vitru Brazil Transfer Agent to identify investors and their respective custodians in Brazil. Completing this field does not negate the requirement to make arrangements to receive Vitru Brazil Shares in your custody account directly with your custodian in Brazil.

If you checked the box to receive Vitru Brazil Shares and you do not yet have an account with the Vitru Brazil Transfer Agent, you will need to create such an account in order to receive Vitru Brazil Shares (unless you (i) are a Portfolio Investor, in which case your Vitru Brazil Shares will be delivered automatically to your custody account at B3 associated with the Código RDE-Portfólio provided above, or (ii) are a Brazilian resident, or a non-resident in Brazil investing under the Foreign Direct Investment Regime, in each case having a custodian in Brazil, and you choose to receive Vitru Brazil Shares in your custody account at the B3, in which case you must contact your custodian to arrange for delivery of the Vitru Brazil Shares). Please contact the Vitru Brazil Transfer Agent by email at Fs.stockta@btgpactual.com after you submit this form and no later than [●], 2024 to create an account with the Vitru Brazil Transfer Agent. In order to create this account, you will need to provide the Vitru Brazil Transfer Agent with certain customary documents by no later than [●], 2024, including among others your Brazilian Taxpayer Identification Number (CPF or CNPJ), evidence of investment registration with the Central Bank of Brazil (if applicable), identification and proof of address (in the case of individuals) or organizational and corporate documents (in the case of an entity), tax information, financial statements (if applicable) and beneficial ownership information.

As an alternative to creating an account with the Vitru Brazil Transfer Agent, if you wish to receive Vitru Brazil Shares in your custody account in Brazil (and you are not investing under the Portfolio Investment

Regime (RDE-Portfólio), in which case this process is automatic and no further action is required), you must make arrangements directly with your custodian in Brazil. If you fail to do so, or if your custodian in Brazil fails to take the applicable steps to take delivery of the Vitru Brazil Shares on your behalf, you will not receive Vitru Brazil Shares and your Vitru Cayman Shares will instead be converted into the right to receive Vitru Brazil ADSs.

Note: In order to receive Vitru Brazil Shares, you must (1) create an account with the Vitru Brazil Transfer Agent at the contact e-mail address above (unless you (i) are a Portfolio Investor, or (ii) are a Brazilian resident, or a non-resident in Brazil investing under the Foreign Direct Investment Regime, in each case having a custodian in Brazil, and you choose to receive Vitru Brazil Shares in your custody account at the B3, in which case you must contact your custodian to arrange for delivery of the Vitru Brazil Shares), (2) in the case of holders who are non-residents in Brazil, include your Investment Registration Code (Código SCE-IED or Código RDE-Portfólio) in the field indicated above, and (3) include your Brazilian Taxpayer Identification Number (CNPJ or CPF) in the field indicated above. If you fail to complete any of these steps, you will not receive Vitru Brazil Shares and your Vitru Cayman Shares will instead be converted into the right to receive Vitru Brazil ADSs.

Your Vitru Cayman Shares will be converted into the right to receive Vitru Brazil ADSs if:

A. You take no action with respect to electing your merger consideration, including if you do not return this Letter of Election and Transmittal;

B. You purport to elect to receive Vitru Brazil Shares, but you fail to (i) follow the instructions to this Letter of Election and Transmittal (including if you fail to include a valid Investment Registration Code (Código SCE-IED or Código RDE-Portfólio), if applicable, and Brazilian Taxpayer Identification Number (CNPJ or CPF)) or otherwise fail to make a valid Election, (ii) create an account with the Vitru Brazil Transfer Agent if required, or (iii) complete the applicable steps to receive Vitru Brazil Shares in your custody account at B3 by the applicable deadline if required, or;

C. A properly completed Letter of Election and Transmittal is not received by the Exchange Agent in advance of the Election Deadline; or

D. You properly and timely revoke a prior Election without timely making a new Election.

The Election that you make, and the Vitru Cayman Shares with respect to which you make your Election, may affect the tax consequences of the Merger to you. For a general description of the tax consequences of the Merger, see the section entitled “Material Tax Considerations” of the Prospectus. You are also encouraged to consult your tax advisor with respect to any such tax consequences of the Merger to you.

SURRENDER OF VITRU CAYMAN SHARES

	CHECK HERE IF VITRU CAYMAN SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER VITRU CAYMAN SHARES BY BOOK-ENTRY TRANSFER):
Name(s) of Surrendering Institution:_____________________________________________________
Account Number:____________________________________________________________________
Transaction Code Number:_____________________________________________________

A Letter of Election and Transmittal with respect to Vitru Cayman Shares shall be deemed properly completed only upon the receipt by the Exchange Agent of an “agent’s message” or such other evidence of transfer of Vitru Cayman Shares recorded in book entry to the account of the Exchange Agent at DTC as the Exchange Agent may reasonably request, collectively representing all Vitru Cayman Shares covered by this Letter of Election and Transmittal (see Instruction 1 below), in each case together with duly executed transmittal materials included with this Letter of Election and Transmittal.

NOTE: THIS LETTER OF ELECTION AND TRANSMITTAL
MUST BE SIGNED ON PAGE 9 BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

In connection with the merger of Vitru Limited, an exempted company incorporated in the Cayman Islands (“Vitru Cayman”), with and into Vitru Brasil Empreendimentos, Participações e Comércio S.A., a corporation (sociedade anônima) incorporated under the laws of the Federative Republic of Brazil (“Vitru Brazil” and the “Merger”), the undersigned hereby elects (the “Election”) to have their Vitru Cayman common shares, par value US$0.00005 per share (the “Vitru Cayman Shares”) converted into the right to receive common shares of Vitru Brazil (the “Vitru Brazil Shares”), as described below and in the Prospectus dated [·], 2024 (as may be amended, the “Prospectus”) included in the registration statement on Form F-4 filed by Vitru Brazil with the U.S. Securities and Exchange Commission (File No. 333-274353).

The undersigned acknowledges that holders of Vitru Cayman Shares that do not properly make an Election will receive Vitru Brazil American depositary shares (each representing one Vitru Brazil Share) (the “Vitru Brazil ADS”), as described below and in the Prospectus, and are not required to deliver this Letter of Election and Transmittal to the Exchange Agent in order to receive the Vitru Brazil ADSs. See “The Merger—Elections as to Form of Consideration” in the Prospectus. In addition, the undersigned acknowledges that even if the undersigned makes a valid Election to receive Vitru Brazil Shares, in order to receive Vitru Brazil Shares, the undersigned must create an account with Vitru Brazil’s transfer agent, BTG Pactual Serviços Financeiros S.A. DTVM (the “Vitru Brazil Transfer Agent”), by no later than [·], 2024 (unless the undersigned (i) is a non-resident in Brazil investing under the Portfolio Investment Regime detailed under “Description of Vitru Brazil Shares and Vitru Brazil By-Laws—Investment in Our Common Shares by Non-Residents of Brazil” in the Prospectus (“Portfolio Investor”), or (ii) is a Brazilian resident, or a non-resident in Brazil investing under the Foreign Direct Investment Regime, in each case having a custodian in Brazil, and chooses to receive Vitru Brazil Shares in its custody account at the B3 S.A. – Brasil, Bolsa, Balcão (“B3”), in which case the undersigned must contact its custodian to arrange for delivery of the Vitru Brazil Shares). The undersigned acknowledges that if it fails to do so, its Vitru Cayman Shares will instead be converted into the right to receive Vitru Brazil ADSs.

Investors who are non-residents in Brazil and make a valid Election to receive Vitru Brazil Shares in the Merger must obtain an investment registration in Brazil (if they do not already have one), as described in “The Merger—Obtaining an Investment Registration in Brazil and Opening Custody and Securities Trading Accounts in Brazil” in the Prospectus. Holders who wish to trade their Vitru Brazil Shares on the B3 will also need to open a securities trading account in Brazil, as described in “The Merger—Obtaining an Investment Registration in Brazil and Opening Custody and Securities Trading Accounts in Brazil” in the Prospectus.

The undersigned acknowledges that upon closing of the Merger any surrendered Vitru Cayman Shares shall be converted into the right to receive Vitru Brazil Shares or Vitru Brazil ADSs, as applicable, and all of the right, title and interest of the undersigned in and to any surrendered Vitru Cayman Shares and in and to any and all Vitru Cayman Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Vitru Cayman Shares on or after the date of closing of the Merger (collectively, a “Distribution”) which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of any surrendered Vitru Cayman Shares or any of them as and from the date of closing of the Merger, as well as the right of the undersigned to receive any and all distributions, shall have been surrendered.

The undersigned irrevocably appoints the Exchange Agent as the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Vitru Cayman Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i)  transfer ownership of such Vitru Cayman Shares (and any Distribution), including those on the account books maintained by the Depository Trust Company (“DTC”), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order Vitru Brazil, (ii) present such Vitru Cayman Shares (and any Distribution) for transfer on the books of Equiniti Trust Company, LLC in its capacity as registrar and transfer agent for Vitru Cayman (the “Vitru Cayman Transfer Agent”), and (iii) receive all benefits and otherwise exercise all rights of ownership, beneficial or otherwise, of such Vitru Cayman Shares (and any Distribution), all in accordance with the terms of the Prospectus.

The undersigned hereby irrevocably appoints designees of Vitru Brazil as the agents, attorneys and proxies of the undersigned, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to any Vitru Cayman Shares that are surrendered and converted into the right to receive Vitru Brazil Shares or Vitru Brazil ADSs, as applicable, prior to the time of any vote or other action. The designees or assignees of Vitru Brazil will, for which such appointment is effective, be empowered to exercise such rights of the undersigned in such manner as each such agent, attorney and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper, by written consent or otherwise. This proxy is irrevocable and shall be considered coupled with an interest and is granted in consideration of, and is effective upon, the surrender and conversion of such Vitru Cayman Shares into the right to receive Vitru Brazil Shares or Vitru Brazil ADSs, as applicable, in accordance with the terms of the Prospectus. The undersigned revokes any other proxy or written consent granted by the undersigned at any time with respect to such Vitru Cayman Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective). Vitru Brazil reserves the right to require that, in order for the Vitru Cayman Shares to be validly surrendered and converted into the right to receive Vitru Brazil Shares or Vitru Brazil ADSs, as applicable, Vitru Brazil must be able to exercise full voting rights with respect to such Vitru Cayman Shares (and any Distribution), including without limitation, voting at any meeting of shareholders, subject to applicable law.

The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender, deposit, sell, assign and transfer any Vitru Cayman Shares (and any Distribution) surrendered hereby, and that when the same are accepted for surrender by Vitru Brazil, and such Vitru Cayman Shares (and any Distribution) will not be surrendered to Vitru Brazil in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Vitru Brazil to be necessary or desirable to complete the sale, assignment and transfer of any surrendered Vitru Cayman Shares (and any Distribution).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this surrender and Election are irrevocable.

The surrender of Vitru Cayman Shares by the undersigned is not effective, and the risk of loss of Vitru Cayman Shares does not pass to the Exchange Agent, until the Exchange Agent receives an “agent’s message” (as discussed in the Prospectus in the section entitled “The Merger—Elections as to Form of Consideration”) in connection with a book-entry transfer of Vitru Cayman Shares, together with all accompanying evidences of authority in form satisfactory to Vitru Brazil and any other required documents. The undersigned understands that all questions as to the form of documents and the validity, form, eligibility (including time of receipt) and surrender of Vitru Cayman Shares will be determined by Vitru Brazil in its sole discretion and such determination shall be final and binding upon all surrendering Vitru Cayman shareholders. No surrender of Vitru Cayman Shares is valid until all defects and irregularities in any surrender of Vitru Cayman Shares have been cured or waived and none of Vitru Brazil, Vitru Cayman or the Exchange Agent, the Information Agent or any other person is under any duty to give notification of any defects or irregularities in the surrender of any Vitru Cayman Shares or will incur any liability for failure to give any such notification.

Unless otherwise indicated below under “Special Issuance Instructions,” the undersigned hereby requests that Vitru Brazil Shares be issued in the name(s) of the undersigned (and, in the case of Vitru Cayman Shares surrendered by book-entry transfer, by credit to the applicable account at DTC designated above as surrendering such Vitru Cayman Shares).

Similarly, unless otherwise indicated below under “Special Delivery Instructions,” the undersigned hereby requests that Vitru Brazil Shares (and accompanying documents, as appropriate) to be mailed to the undersigned at the address shown above in “Description of Vitru Cayman Shares Surrendered.”

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 5 and 6)

To be completed ONLY if Vitru Brazil Shares are to be issued in the name of someone other than the undersigned.

Issue:     Vitru Brazil Shares to:

Name:

(Please Print)

Address:

___________________________________
(Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5 and 6)

To be completed ONLY if Vitru Brazil Shares are to be sent to someone other than the undersigned.

Name:

(Please Print)

Address:

___________________________________
(Taxpayer Identification No.)

IMPORTANT — SIGN HERE (Complete Form W-9 Included Below)

Signature(s) of Owner(s)
Name(s):
Capacity (full title):
Address:

(Include Zip Code)
Area Code and Telephone Number:
Email Address:
Dated:
(Must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) by documents transmitted herewith.

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 4.)

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ►Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.
	☐ Individual/sole proprietor or single member LLC	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate
Print or type. See Specific Instructions on Page 3.

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ►

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ►

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.	Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number
-	-

or

Employer identification number
-

Part II	Certification

Under penalties of perjury, I certify that:

1.

The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.

I am a U.S. citizen or other U.S. person (defined below); and

4.

The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ►	Date►

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered in your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (OBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or OBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or OBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, OBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) ...	THEN check the box for ...
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or singlemember LLC

• LLC treated as a partnership for U.S. federal tax purposes,

• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for ....	THEN the payment is exempt for ...
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A–An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B–The United States or any of its agencies or instrumentalities

C–A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D–A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E–A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F–A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G–A real estate investment trust

H–A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I–A common trust fund as defined in section 584(a)

J–A bank as defined in section 581

K–A broker

L–A trust exempt from tax under section 664 or described in section 4947(a)(1)

M–A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee[1] The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee

For this type of account:	Give name and SSN of:
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2] Circle the minor’s name and furnish the minor’s SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.ldentityTheft.gov and Pub. 5027.

Visit www.irs.gov/ldentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF FORM W-9

PAYER’S NAME: Equiniti Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

Instructions
Forming Part of the Terms and Conditions of the Merger

1.     Delivery of Letter of Election and Transmittal; Book-Entry Confirmation; No Guaranteed Delivery Procedures. A Letter of Election and Transmittal with respect to Vitru Cayman Shares shall be deemed properly completed only upon the receipt by the Exchange Agent of an “agent’s message” or such other evidence of transfer of Vitru Cayman Shares recorded in book entry to the account of the Exchange Agent at DTC as the Exchange Agent may reasonably request, collectively representing all Vitru Cayman Shares covered by this Letter of Election and Transmittal (see Instruction 1 below), in each case together with duly executed transmittal materials included with this Letter of Election and Transmittal. Confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Vitru Cayman Shares delivered electronically, as well as a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Election and Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Election and Transmittal by the Election Deadline. No guaranteed delivery procedures are being provided in connection with the Merger.

The method of delivery of Vitru Cayman Shares and all other required documents, including delivery by book-entry transfer, is at the option and risk of the surrendering Vitru Cayman shareholder, and the delivery will be deemed made only when actually received by the Exchange Agent. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent surrenders will be accepted, and no fractional shares will be accepted or issued. By executing this Letter of Election and Transmittal, the surrendering Vitru Cayman shareholder waives any right to receive any notice of the acceptance of the Vitru Cayman Shares.

If your Vitru Cayman Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee, you should contact that nominee for assistance in surrendering those Vitru Cayman Shares.

2.     Inadequate Space. If the space provided herein is inadequate, the number of Vitru Cayman Shares surrendered and the elections applicable to such Vitru Cayman Shares should be listed on a separate signed schedule and attached hereto.

3.     Partial Elections. If you own more than one Vitru Cayman Share, you can only make an election with respect to your full shareholding. By submitting an election with respect to any Vitru Cayman Shares, you represent that you hold no other Vitru Cayman Shares.

4.     Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of the Vitru Cayman Shares surrendered hereby, the signature(s) must correspond with the name(s) as written on the books of the Vitru Cayman Transfer Agent without alteration, enlargement or any change whatsoever.

If any of the Vitru Cayman Shares surrendered hereby are held of record by two or more persons, all such persons must sign this Letter of Election and Transmittal.

If any of the Vitru Cayman Shares surrendered hereby are registered in different names on the books of the Vitru Cayman Transfer Agent, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations on the books of the Vitru Cayman Transfer Agent.

If this Letter of Election and Transmittal is signed by the registered holder(s) of the Vitru Cayman Shares surrendered hereby, no separate stock powers are required unless payment of the Merger consideration is to be made in the name of any person other than the registered holder(s).

If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the Vitru Cayman Shares surrendered hereby, this Letter of Election and Transmittal must be accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the books of the Vitru Cayman Transfer Agent.

If this Letter of Election and Transmittal or any stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Vitru Brazil of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

5.     Special Issuance and Delivery Instructions. If Vitru Brazil Shares are to be delivered to someone other than the person(s) signing this Letter of Election and Transmittal or at an address other than that shown above, the appropriate “Special Issuance Instructions” or “Special Delivery Instructions” boxes on this Letter of Election and Transmittal should be completed. See Instruction 4.

6.     Form W-9. Under U.S. federal income tax law, the Exchange Agent may be required to withhold 24% of the amount of any reportable payments made to certain shareholders pursuant to the Merger. To avoid such backup withholding, each surrendering shareholder (other than exempt holders that are subject to the rules discussed below) must provide the Exchange Agent with such shareholder’s correct taxpayer identification number and certify that such shareholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a shareholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the shareholder may be subject to a U.S.$50 penalty imposed by the Internal Revenue Service and reportable payments made to the shareholder will be subject to backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Vitru Cayman Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. A shareholder who does not have a taxpayer identification number should check the “Awaiting TIN” box in Part II of the Substitute Form W-9 if the holder has applied for a TIN or intends to apply for a TIN in the near future. If this box is checked, 24% of all reportable payments made to the holder pursuant to the Merger will be withheld if a TIN is not provided at the time of the payment pursuant to the Merger.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt shareholders should indicate their exempt status on the Substitute Form W-9. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such shareholder must submit a properly completed IRS Form W-8BEN or other applicable Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent upon request.

Failure to complete the Substitute Form W-9 or, as applicable, the appropriate Form W-8, will not, by itself, cause Vitru Cayman Shares to be deemed invalidly surrendered, but may require the Exchange Agent to withhold a portion of the amount of any Merger consideration. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of a person subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Note: Failure to complete and return the Substitute Form W-9 or applicable Form W-8 may result in backup withholding of a portion of the consideration payable pursuant to the Merger. Please review the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional details.

IRS CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, WE INFORM YOU THAT ANY U.S. TAX ADVICE CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY MATTERS ADDRESSED HEREIN.

7.     Waiver of Conditions. The conditions of the Merger may be waived, in whole or in part, at any time and from time to time. To the extent that any condition to the Merger is waived, such condition will be waived as to all Vitru Cayman Shares.

8.     Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Prospectus or this Letter of Election and Transmittal may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Vitru Cayman Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Merger.

9.     Election Procedure; Revocation or Change of Election. The “Merger Election” section must be completed if you desire to elect the type of consideration to be received in connection with the Vitru Cayman Shares being surrendered hereby. If the undersigned fails to properly make an Election, the undersigned will receive Vitru Brazil ADSs and will not be required to deliver this Letter of Election and Transmittal to the Exchange Agent in order to receive the Vitru Brazil ADSs. See “The Merger—Elections as to Form of Consideration” in the Prospectus. In order to receive Vitru Brazil Shares, you must (1) create an account with the Vitru Brazil Transfer Agent at the contact e-mail address above (unless you (i) are a non-resident in Brazil investing under the Portfolio Investment Regime, or (ii) are a Brazilian resident, or a non-resident in Brazil investing under the Foreign Direct Investment Regime, in each case having a custodian in Brazil, and you choose to receive Vitru Brazil Shares in your custody account at the B3, in which case you must contact your custodian to arrange for delivery of the Vitru Brazil Shares), (2) in the case of holders who are non-residents in Brazil, include your Investment Registration Code (Código SCE-IED or Código RDE-Portfólio) in the field indicated in this Letter of Election and Transmittal, and (3) include your Brazilian Taxpayer Identification Number (Cadastro Nacional da Pessoa Jurídica (CNPJ) for legal entities or Cadastro de Pessoas Físicas (CPF) for individuals) in the field indicated in this Letter of Election and Transmittal. If you fail to (i) follow the instructions to this Letter of Election and Transmittal (including if you fail to include a valid Investment Registration Code (Código SCE-IED or Código RDE-Portfólio), if applicable, and Brazilian Taxpayer Identification Number (CNPJ or CPF)) or otherwise fail to make a valid Election, (ii) create an account with the Vitru Brazil Transfer Agent if required, or (iii) complete the applicable steps to receive Vitru Brazil Shares in your custody account at B3 by the applicable deadline if required, you will not receive Vitru Brazil Shares and your Vitru Cayman Shares will instead be converted into the right to receive Vitru Brazil ADSs.

10.     Modification or Revocation of Elections. A holder of Vitru Cayman Shares may change or revoke an Election by providing written notice to the Exchange Agent, which must be received by the Exchange Agent prior to the Election Deadline, accompanied by a properly completed and signed revised Letter of Election and Transmittal, or by withdrawing his, her or its Vitru Cayman Shares previously surrendered to the Exchange Agent.

11.     Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and surrender of Vitru Cayman Shares will be determined by Vitru Brazil in its sole discretion, and Vitru Brazil’s determinations shall be final and binding. Vitru Brazil reserves the absolute right to reject any and all surrenders of Vitru Cayman Shares that it determines are not in proper form or the surrender of which may, in the opinion of Vitru Brazil’s counsel, be unlawful. Vitru Brazil also reserves the absolute right to waive any defect or irregularity in the surrender of any Vitru Cayman Shares. No surrender of

Vitru Cayman Shares will be deemed to be properly made until all defects and irregularities in surrenders of shares have been cured or waived. None of Vitru Brazil, Vitru Cayman, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the surrender of Vitru Cayman Shares and none of them will incur any liability for failure to give any such notice. Vitru Brazil’s interpretation of the terms and conditions of the Merger, including this Letter of Election and Transmittal, will be final and binding.

Important: Confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Vitru Cayman Shares delivered electronically, as well as a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Election and Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Election and Transmittal by the Election Deadline.

The Exchange Agent for the Merger is:

Equiniti Trust Company, LLC

Equiniti Trust Company, LLC

55 Challenger Road

Suite # 200

Ridgefield Park, New Jersey 07660

Attn: Reorganization Department

The Information Agent for the Merger is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor
New York, NY 10005
Banks & Brokers May Call: +1 (212) 269-5550
All Others Call Toll-Free: +1 (866) 416-0553
Email: vitru@dfking.com